EXHIBIT 10.7(a)

SCHEDULE A TO EXHIBIT 10.6(a)

The following individuals entered into Director Deferred Fee Agreements with The Ohio Valley Bank Company identified below which are identical to the Director Deferred Fee Agreement, dated December 28, 2007, between Anna P. Barnitz and The Ohio Valley Bank Company incorporated herein by reference to Exhibit 10.6(a) to Ohio Valley’s Annual Report on Form 10-K for fiscal year ending December 31, 2007 (SEC File No. 0-20914).

Date of
Name                                                                           Director Deferred Fee Agreements
Steven B. Chapman                                                      December 28, 2007
Robert E. Daniel                                                           December 28, 2007
Harold A. Howe                                                           December 28, 2007
Brent A. Saunders                                                         October 16, 2007
David W. Thomas                                                         June 17, 2008
Roger D. Williams                                                         December 28, 2007
Lannes C. Williamson                                                    December 28, 2007